Exhibit 10.8

GUARANTY

        WHEREAS, CITIZENS BANK N.A., a national banking association organized and existing under the laws of the United States of America, with an office for the transaction of business at 833 Broadway, Albany, New York 12207 (the "Lender") has been requested to extend credit to MapInfo Corporation, a Delaware business corporation authorized to do business in the State of New York with its principal office and place of business at One Global View, Troy, New York 12180 (the "Borrower"), and

        WHEREAS, the Lender is unwilling to do so unless it receives this guaranty (the "Guaranty"),

        NOW, THEREFORE, in order to induce the Lender to establish for the Borrower a line of credit in the principal amount of $15,000,000.00 and for other good and valuable consideration exchanged between the parties hereto, the receipt and sufficiency of which is hereby acknowledged, the undersigned (individually a "Guarantor" and collectively the "Guarantors") hereby guaranty to the Lender the punctual payment of all promissory notes evidencing the line of credit (collectively the "Promissory Notes") and the performance of all documents, instruments and agreements given to the Lender in connection with the line of credit and all extensions, modifications, renewals and replacements thereof and advances thereunder (the "Indebtedness").

        This Guaranty shall remain in full force and effect until the Indebtedness is paid in full and this Guaranty, marked canceled, is returned to the Guarantors.

        The Guarantors consent that, from time to time, and before or after any default by the Borrower, and with or without notice to the Guarantors, and without the consent of the Guarantors, any collateral, at any time held by, pledged to or available to the Lender as security for the Indebtedness, this Guaranty or any other guarantees of the Indebtedness, may be exchanged, surrendered, compromised or released and the liability of the Borrower or any guarantor, including the Guarantors, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released, in whole or in part, or any default with respect thereto waived, and the Lender may fail to set off and may release, in whole or in part, the balance of any deposit account or credit on its books in favor of the Borrower, or any guarantor, including the Guarantors, and may generally deal with the Borrower, any guarantor, including the Guarantors, or any collateral pledged as security for the Indebtedness or any guaranty, as the Lender may see fit, and the Guarantors shall remain bound under this Guaranty, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, compromise, waiver in action, or other dealings.

        The Guarantors hereby waive:

        (a)         Notice of acceptance of this Guaranty;

        (b)         Presentment and demand for payment of the Indebtedness and/or the Promissory Notes;

        (c)        Protest and notice of protest, dishonor or default to the Guarantors or to any other party with respect to the Indebtedness;

        (d)        Notice of advances of the Indebtedness or payments received thereon, and

        (e)        Any and all notices to which the Guarantors might otherwise be entitled to.

        This Guaranty is a guaranty of payment and not of collection and the Guarantors hereby waive the right to require that any action be brought first against the Borrower or any guarantor, including the Guarantors, or any collateral pledged as security for the Indebtedness or this Guaranty, or to require that resort be made to any collateral pledged as security for the Indebtedness or this Guaranty, or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower, or any guarantor, including the Guarantors.

        The release or compromise of any liabilities hereunder of the Borrower, or any guarantor, including the Guarantors, shall not operate to revoke or impair this Guaranty.

        Notwithstanding the termination or cancellation of this Guaranty, the Guarantors agree that the Guarantors' obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment, or any part thereof, of the Indebtedness is rescinded or must otherwise be restored by the Lender upon the bankruptcy, insolvency or reorganization of the Borrower, any guarantor, including the Guarantors, or otherwise.

        Until the Indebtedness has been paid in full, the Guarantors: (i) shall have no right of subrogation as against the Borrower and/or any guarantors, (ii) waives any right to enforce any remedy which the Lender may have against the Borrower, or any guarantor, (iii) waives any right to participate in the Loan or any security for the Indebtedness, and (iv) waives any right, or claim of right, to cause a marshalling of the Borrower's assets.

        The Guarantors expressly agree not, at any time, to insist upon or plead, or in any manner claim or take advantage of any appraisement, valuation, stay, extension or redemption laws, now or hereinafter in force, which may delay, prevent, impair or otherwise affect the payment and performance by the Guarantors of the Guarantors' obligations under this Guaranty.

        The Guarantors agree that any words of general scope or meaning used herein shall not be limited or restricted in meaning to or by any specific or particular words used herein. No delay or failure on the part of the Lender in exercising any right hereunder or any other right shall operate as a waiver of any such rights. No notice to or demand on the Guarantors shall operate as a waiver of any of the terms hereof or of the rights of the Lender to take action without notice to or demand on the Guarantors as provided herein. In no event shall any modification or waiver of any of the provisions of this Guaranty be effective, unless in writing and signed by the Lender.

Any such waiver shall be applicable only to the extent of the specific instance for which it is given.

        This Guaranty is and shall be deemed to be made under and pursuant to the laws of the State of New York and shall, in all respects, be governed, construed, applied and enforced in accordance with the laws of that State. The Guarantors agree that any suit, action or proceeding, arising under or in connection with this Guaranty, shall be before a court without a jury. In the event that the Lender engages an attorney, not a salaried employee, to enforce any of the Lender's rights hereunder or under any document given to the Lender in connection with the Indebtedness, the Guarantors agree to pay the Lender all reasonable attorneys fees and other expenses incurred, whether or not an action or proceeding is commenced, including those incurred in any bankruptcy or insolvency proceeding.

        This Guaranty shall also be considered an absolute, unconditional and irrevocable guaranty by the Guarantors of the Borrower's promises of indemnification made to the Lender pursuant to any and all documents given to the Lender by the Borrower in connection with the Indebtedness, and to that extent this Guaranty shall survive the payment of the Promissory Notes and the cancellation of this Guaranty.

        This Guaranty shall be binding upon the Guarantors and the Guarantors' successors and assigns, and shall inure to the benefit of and be enforceable by the Lender, its successors, transferees and assigns.

        Liability under this Guaranty shall be both joint and several.

        This Guarantor hereby represents and warrants to the Lender that all appropriate action for it to execute and deliver this Guaranty has been taken and remains in full force and effect.

        IN WITNESS WHEREOF, the Guarantors have executed this Guaranty to be effective as of the 14th day of December, 2005.

MapInfo Canada, Inc.

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Treasurer/Secretary

MapInfo UK Ltd.

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Director

MapInfo GmbH

By: /s/ Mark Cattini
Mark P. Cattini, President/CEO

MapInfo Australia Pty, Limited

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Director

ERSIS Australia Pty, Limited

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Director

MapInfo Realty, LLC, by its sole Member:
MapInfo Corporation

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Vice President/CFO

Southbank Systems Limited

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Director

Moleseye Limited

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Director

GeoBusiness Solutions Limited

By: /s/ K. Wayne McDougall
K. Wayne McDougall, Director